SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 23, 2003

BEAZER HOMES USA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-12822	54-2086934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5775 Peachtree Dunwoody Road, Suite B-200

Atlanta Georgia 30342

(Address of Principal

Executive Offices)

(404) 250-3420

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

99.1                           Press release issued April 22, 2003.

Item 9.  Regulation FD Disclosure

On April 22, 2003, Beazer Homes USA, Inc. (the “Company”) reported earnings and results of operations for the quarterly period ended March 31, 2003 and the six months ended March 31, 2003.  A copy of this press release is attached hereto as exhibit 99.1.  For additional information, please see the press release.  The information in exhibit 99.1 is being furnished pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAZER HOMES USA, INC.

Date: April 23, 2003	By:	/s/ David S. Weiss
David S. Weiss
Executive Vice President and Chief Financial Officer